Exhibit 10.32E
AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
American Airlines, Inc.
Exhibit A1 to Purchase Agreement Number PA-1980

AAL-PA-1980-EXA1	Page 1
BOEING PROPRIETARY

Exhibit A1
AIRCRAFT CONFIGURATION
Dated ___________________
relating to
BOEING MODEL 777-323ER AIRCRAFT
     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AAL-PA-1980-EXA1	Page 2
BOEING PROPRIETARY

Optional Features will be added after the Aircraft is configured.

AAL-PA-1980-EXA1	Page 3
BOEING PROPRIETARY